                                                                   EXHIBIT 10.31


                                TRUST AGREEMENT

     THIS TRUST AGREEMENT is made as of the 30th day of April, 2001, by and between United States Fire Insurance Company, a New York corporation, with a place of business at 305 Madison Avenue, Morristown, NJ 07960 (hereinafter referred to as the "Employer"), and AMVESCAP NATIONAL TRUST COMPANY, a National Trust Bank organized under the laws of the United States (hereinafter referred to as the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Employer has established and sponsors an Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code") Section 401(k) profit sharing plan, known as The Individual Retirement Plan of United States Fire Insurance Company (hereinafter referred to as the "Plan"), for the purpose of providing retirement and related benefits for certain employees of the Employer and their beneficiaries; and

     WHEREAS, a committee of at least three individuals (hereinafter referred to collectively as the "Administrator") has been appointed pursuant to the provisions of the Plan to administer the same; and

     WHEREAS, the Plan calls for the establishment of a trust to which contributions can be paid from time to time under Code Section 401(a), and which is exempt from income taxation under Section 501 of the Code; and

     WHEREAS, as of April 30, 2001, T. Rowe Price (the "Prior Trustee") served as trustee under the terms of the Trust Agreement between the Employer and the Prior Trustee dated August 13, 1998 (hereinafter the "Prior Trust Agreement"); and

     WHEREAS, the Employer wishes to (a) appoint the Trustee as successor trustee of the Plan as of May 1, 2001, and (b) define and limit the Trustee's powers, duties and responsibilities to those specifically provided herein; and

     WHEREAS, the Employer desires the Trustee to hold and administer the funds of the trust and any future amounts contributed by the Employer to the Plan, and the Trustee is willing to do so on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

ARTICLE I -- CONTRIBUTIONS

A. The Trustee shall hold all property received by it as Trustee and any property into which the same or any part thereof may from time to time be converted, together with the income thereon (all such property being hereinafter called the "Trust Fund") IN TRUST, without distinction between the principal and income thereof, and shall apply the same, after the payment of all necessary expenses, for the exclusive benefit of certain employees and their beneficiaries. The Trustee shall accept any cash, and may accept any other property, contributed pursuant to the terms of the Plan, but shall not be under any duty nor have any right to require the Employer to contribute to the Trust Fund or to determine whether the amount of any contribution hereunder has been correctly computed under the terms of the Plan.

B. The Employer hereby agrees to provide to the Trustee within ninety (90) days of the date of this Agreement, a full and complete written accounting from the Prior Trustee as of the date of this Agreement setting forth all investments, receipts, disbursements, allocations, and other transactions effected by the Prior Trustee during the period beginning on the first day of the current Plan year and ending on the date of this Agreement, and certified as to the accuracy of the information contained therein.

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

ARTICLE II -- POWERS AND DUTIES OF TRUSTEE

A.  Nondiscretionary Trustee

     The Trustee shall be a nondiscretionary trustee. The Trustee shall have no discretion or authority with respect to the investment of the Trust Fund and shall act solely as a directed trustee of the finds contributed to the Trust Fund.

B.  Investment Directions

     The Trustee shall effect and change investment of the Trust Fund pursuant to proper directions as and when reported to the Trustee. If participant direction of investments is permitted under the Plan, the Administrator shall establish procedures for a participant's proper direction of investment. The Trustee shall neither effect nor change any such investments without proper direction, and shall have no right, duty, or responsibility to recommend investments or investment changes.

     The Employer or Administrator may designate such number of separate accounts as it, in its sole discretion, determines, for the investment of the Trust Fund. The Employer shall establish and deliver to the Trustee a Funding Policy setting forth the investment options to be available and allowable for investment of the Trust Fund.

C.  Investment Manager

     The Employer may from time to time in its sole discretion appoint, an investment manager as defined in Section 3(38) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Employer shall notify the Trustee of any appointment of an investment manager by delivering to the Trustee an executed copy of the instrument under which the investment manager was appointed to act as such hereunder and shall specify to the Trustee that portion of the Trust Fund which shall be subject to investment management. During the term of such appointment, the investment manager shall have the sole responsibility for the investment and reinvestment of that portion of the Trust Fund subject to its investment management. The Trustee may maintain a separate account within the Trust Fund for the assets of the Trust Fund subject to investment management. The Employer may terminate its appointment of an investment manager at any time and shall in writing notify the Trustee of such termination. Any investment manager shall exercise such of the powers enumerated in Section D and otherwise contained in this Agreement with respect to that portion of the Trust Fund subject to its investment management as may be provided in the instrument under which the investment manager was appointed to act as such hereunder.

D.  Investment Authority

    The Trustee, as a directed trustee, is authorized and empowered with the following rights, powers and duties, each of which the nondiscretionary Trustee exercises solely as directed Trustee in accordance with the direction of the Employer, Administrator, participant, or Investment Manager, as the case may be:

     1. to invest all or any part of the assets of the Trust in any collective investment trust or group trust which provides for the pooling of the assets of plan described in Code Section 401(a) and exempt from tax under Code Section 501(a). The provisions of the documents governing such collective investment trusts or group trusts, as amended from time to time, shall govern any investment therein and are adopted by and made a part of the Plan and this Trust Agreement. If this Trust fails to be treated as tax-exempt under the Code or loses its status as such, the Employer shall immediately so notify the Trustee and the Trustee shall, without further notice or direction, remove the Trust assets from any such collective investment trust or group trust maintained by the Trustee, its affiliates, or other entity;

     2. to invest and reinvest the Trust Fund in securities (including qualifying employer securities ("Employer Stock") as defined in
           Section 407(d) of ERISA) or other property, real or personal, within or without the United States, including, without limitation, interests or part interests in any bond and mortgage or note and mortgage, certificates of deposit, commercial paper and other short-term or demand obligations, secured or unsecured, whether issued by governmental or quasi- governmental agencies or corporations or by any firm or corporation. Notwithstanding the foregoing, the Trustee shall not make investments in securities or other property outside the United States unless (i) the indicia of ownership thereof are held within the jurisdiction of the District Courts of the United States or (ii) the Secretary of the Department of Labor shall have granted the Trustee permission to make such investments and in no event shall anything contained herein be deemed to purport to authorize any investment or reinvestment in violation of the requirements of ERISA;

     3. to enter into one or more insurance contracts with one or more legal reserve life insurance companies and, subject to the provisions of this Agreement, to remit any payments which it may receive hereunder to any such insurance company, and to delegate powers in connection with the administration of the portion of the Trust Fund invested in any such insurance contract, to the insurance company issuing such insurance contract;

     4. to sell property at public or private sale for cash or upon credit or partly for cash and partly upon credit and upon such terms and conditions as it shall deem proper. No purchaser shall be bound or liable for the application of the proceeds of any such sale;

     5. to exchange any securities or property held by it for other securities or property, or partly for such securities or property and partly for cash, and to exercise conversion, subscription, option and similar rights with respect to any securities held by it, and to make payments in connection therewith;

     6. to vote in person or by proxy at corporate or other meetings and to participate in or consent to any voting trust, reorganization, dissolution, merger or other action affecting any securities in its possession or the issuers thereof, and to make payments in connection therewith;

     7.    to improve any real property;

     8. to acquire, hold or dispose of property in unregistered form, or in its name without designation of fiduciary capacity, or in the name of its nominee, to deposit any property in a depository or clearing corporation and to deposit with the federal reserve bank in its district any securities the principal and interest of which the United States or any department, agency or instrumentality thereof has agreed to pay or has guaranteed payment;

     9. to compromise and adjust all debts or claims due to or made against it;

     10. to make distributions in cash or in specific property, real or personal, or an undivided interest therein, or partly in cash and partly in such property in accordance with the terms of the Plan; and

     11. to retain in cash so much of the Trust Fund as the Administrator may direct to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in any bank or savings account or short term investment fund.

E.    Voting of Employer Stock

     Each Plan participant (as defined under the terms of the Plan), as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, shall be entitled to direct the Trustee with respect to the vote of any shares of Employer Stock held in his account or represented by units of an Employer Stock Fund credited to his account (including fractional shares or units as the case may be) as of the shareholder record date for such vote, and the Trustee shall follow the directions of such participant. To the extent that the Trustee does not receive timely instructions from a participant who has the authority pursuant to the preceding sentence to instruct the Trustee to vote the shares allocated or units of the Employer Stock Fund credited to his account, such participant, as a named fiduciary within the meaning of
     Section 403(a)(1) of ERISA, shall be deemed to have timely instructed the Trustee to vote such shares, or the shares represented by such units, as the case may be, in same manner as all other participants who in fact timely instruct the Trustee. The Trustee shall vote all unallocated shares of Employer Stock and shares of Employer Stock represented by units of the Employer Stock Fund which are not credited to participants' accounts, against the proposal on which the vote is being taken as such proposal is set forth in the proxy or other materials distributed to stockholders of the Employer. Written notice of any meeting of stockholders of the Employer or other occasion for the exercise of voting or other rights and a request for voting instructions, together with a description of the consequences of a participant failing to provide timely instructions with respect to the exercise of such voting or other rights, shall be given by the Employer in such manner as the Trustee shall determine, to each participant entitled to give instructions for voting such shares of Employer Stock on such occasion, within the time for furnishing such notice to stockholders of the Employer.

F.  Shareholder Rights in the Event of a Tender Offer

    In the event a tender offer is made generally to the shareholders of the Employer to transfer all or a portion of their shares of stock in return for valuable consideration, including but not limited to, offers regulated by
    Section 14(d) of the Securities Exchange Act of 1934, each participant,as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, shall be entitled to direct the Trustee with respect to the sale, exchange or transfer of shares of Employer Stock held by the Trustee and allocated to such participant's account or represented by units of the Employer Stock Fund credited to such participant's account (including fractional shares or such units, as the case may be), and the Trustee shall follow the directions of such participant. To the extent that the Trustee does not receive timely instructions from a participants who has the authority pursuant to the preceding sentence to instruct the Trustee to tender or exchange either the shares allocated to his account or the shares represented by the units of the Employer Stock Fund credited to his account, such participant, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, shall be deemed to have timely instructed the Trustee not to tender or exchange such shares of Employer Stock allocated to his account or the shares represented by the units of the Employer Stock Fund credited to such participant's account. Written notice of any tender offer and a request for tender instructions, together with written notice of the consequences of a participant's failure to provide timely instructions with respect to the sale, exchange or transfer of such shares of Employer Stock, shall be given by the Employer, in such manner as the Trustee shall determine, to each participant entitled to give tender instructions for such shares of Employer Stock, within the time for furnishing such notice to stockholders of the Employer. With respect to the tender or exchange of all unallocated shares of Employer Stock and shares of Employer Stock represented by units of the Employer Stock Fund which are not credited to participants' accounts, the Trustee shall not tender or exchange such shares of Employer Stock. A participant shall not be limited in the number of instructions to tender or withdraw from tender after a reasonable time established by the Trustee. Notwithstanding anything contained herein to the contrary, with respect to proceeds from the sale of any shares of Employer Stock sold pursuant to this paragraph, the Trustee shall invest the proceeds as directed by the participant among the investment options then available under the Plan.

G.  Funding Policy

    The Employer shall advise the Trustee in writing of any funding policy and method which has been established to carry out the objectives of the Plan and shall promptly advise the Trustee of any changes therein and the Trustee shall be obligated to follow such policy and method.

ARTICLE III -- PAYMENT OF FUNDS

A. Subject to the provisions of Article XI hereof, the Trustee shall from time to time withdraw, pay or transfer cash or other property from the Trust Fund to such persons, in such amounts, and in such manner as the Administrator may direct.

B. Orders from the Administrator need not specify the purpose of the payments so ordered, and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments or for the administration of the Plan. Any such order shall constitute a certification that the payment directed is one which the Administrator is authorized to direct.

     The Trustee shall be under no duty to enforce payment of any contribution and shall not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan. It is expressly understood that the duties and obligations of the Trustee shall be only those expressly stated in this

     Agreement. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

C. In the event that any payment ordered by the Administrator shall be mailed by the Trustee by registered mail directed to the person specified in such order at the latest address of such person filed with the Administrator, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Administrator of such return. Upon the expiration of sixty (60) days after such notification such order shall become void, and unless and until a further order of the Administrator is received by the Trustee with respect to such payment, the Trustee shall thereafter continue to administer the Trust Fund as if such order had not been made by the Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person (or his duly appointed representative).

ARTICLE IV -- RETURN OF FUNDS TO EMPLOYER

A. Except as provided below, no part of the Trust Fund shall at any time prior to the satisfaction of all liabilities with respect to the participants in the Plan and their beneficiaries be used for, or diverted to, purposes other than the exclusive benefit of such participants and their beneficiaries and for the defraying of the reasonable expenses of the Trust Fund. The investments of this Trust shall not be subject to garnishment, attachment, levy or execution of any kind for the debts or defaults of the Trust or of any person having or claiming to have any interest in the Trust. The Trust's investments shall not be assignable in whole or in part by the Trust or by any person having or claiming to have any interest in the Trust, except that the interest in this Trust held by the Trustee may be transferred to a successor Trustee.

B. In the case of a contribution that is made by the Employer by a mistake of fact, Section A above shall not prohibit the return to the Employer at the direction of the Administrator of such contribution within one year after the payment of the contribution.

C. If a contribution by the Employer is expressly conditioned on the initial qualification of the Plan under Section 401 of the Code, and if the Plan does not initially qualify, then Section A above shall not prohibit the return to the Employer at the direction of the Administrator of such contribution within one year after the date of denial of qualification of the Plan.

D. If a contribution by the Employer is expressly conditioned upon the deductibility of the contribution under Section 404 of the Code, then to the extent the deduction is disallowed, Section A above shall not prohibit the return to the Employer at the direction of the Administrator of such contribution (to the extent disallowed) within one year after the disallowance of the deduction.

E. In the case of the termination of the Plan, any residual assets of the Plan may be distributed to the Employer at the direction of the Administrator if all liabilities of the Plan to participants and their beneficiaries have been satisfied and the distribution does not contravene any provision of the law.

ARTICLE V -- STANDARD OF CONDUCT

A. The Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall execute all trades hereunder subject to best qualitative execution such that the price shall be considered but shall not solely dictate execution. The Trustee (or any investment manager appointed pursuant to Article II hereof) shall not engage in any transaction which it knows or should know is in violation of any provision of Section 406 of ERISA. Notwithstanding the foregoing, the Trustee (or any investment manager appointed pursuant to Article II hereof) may, in accordance with any appropriate exemption provided under ERISA or upon the approval of the Secretary of the Department of Labor, enter into any transaction otherwise prohibited under Section 406 of ERISA.

B. The Trustee may consult with counsel, who may be counsel for the Employer or Administrator or for the Trustee, in its individual capacity, and shall not be deemed imprudent by reason of its taking or refraining from taking any action in accordance with the opinion of counsel. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except as required by law.

    To the extent permitted by law, the Trustee shall not be liable for any loss to or diminution of the Trust Fund resulting from any action taken or omitted except if due to the failure of the Trustee to act to fulfill its obligation hereunder (including but not limited to the obligation to make investments as directed by Plan participants as requested by the Administrator) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

ARTICLE VI -- RECORDS

     The Trustee shall keep records of all transactions relating to the Trust Fund, which shall be made available at all reasonable times to any persons designated by the Administrator or as may otherwise be required by law. The Trustee shall render to the Employer and the Administrator an accounting annually within ninety (90) days after receipt of the final Plan year end contributions. The Trustee shall file with the Employer a written accounting setting forth all investments, receipts, disbursements and other transactions effected by it during the year ending on such date (but not including any part of such year for which such an accounting has previously been filed) and certified as to the accuracy of the information set forth therein. The Administrator may approve such accounting for the Employer and itself by an instrument in writing delivered to the Trustee. In the absence of the Administrator filing with the Trustee objections to any such accounting within one hundred twenty (120) days after its receipt, the Administrator shall be deemed to have so approved such accounting on behalf of itself and the Employer except as to any act or transaction that the Administrator cannot reasonably be expected to have discovered after reviewing such accounting with the care, skill, diligence and prudence expected of persons in the position and with the knowledge of the Administrator. In such case, or upon the written approval of the Administrator of any such accounting, the Trustee shall, to the extent permitted by applicable law, be discharged from all liability to the Administrator and the Employer for its acts or failures to act described by such accounting except for a negligent, willful or other breach of duty under ERISA on the part of the Trustee. Except to the extent otherwise provided in Sections 502 and 504 of ERISA, no person other than the Employer or the Administrator may require an accounting or bring any action against the Trustee with respect to the Trust Fund. The Trustee shall render to the Administrator, at least quarterly, a statement of the Trust Fund assets and their values and, whenever a contribution is made to the Trust Fund other than in cash, a statement of the value of such property on the date it is received by the Trustee. The Trustee shall render to the Employer and the Administrator an accounting within one hundred twenty (120) days after the effective date of the removal or resignation of the Trustee.

     The "valuation date" for the Trust Fund and for each investment fund within the Trust Fund shall be each day on which the New York Stock Exchange is open.

ARTICLE VII -- INSTRUCTIONS FROM EMPLOYER AND ADMINISTRATOR

     Instructions and directions under this Agreement may be in writing signed by an authorized person or may be in a tested communication effected between electro-mechanical or electronic devices or by such other means as may be agreed or customary between the Employer, Administrator and Trustee (including, without limitation, oral instructions promptly followed by a written confirmation of such oral instructions). The Employer shall certify to the Trustee the names of the persons from time to time constituting the Administrator and those authorized to give instructions on behalf of the Employer and the Administrator. If the Administrator is not so identified, the Trustee shall rely solely upon the Employer. The Trustee shall be entitled to rely without further inquiry upon all such instructions shall be held harmless in relying upon such instructions.

ARTICLE VIII -- COMPENSATION FOR TRUSTEE

     The Trustee shall be entitled to receive such reasonable compensation for its services as may be agreed upon between the Administrator and the Trustee. Such compensation, reasonable attorneys' fees incurred in the administration of the Trust Fund and all taxes levied or assessed against the Trust Fund shall be paid out of the Trust Fund unless paid by the Employer and, until paid, shall constitute a charge upon said Trust Fund. In addition, the Trustee's ability to earn income on amounts held hereunder in non-interest bearing transaction accounts for processing receipts and disbursements has been taken into consideration in establishing the Trustee's compensation hereunder. The Trustee shall be entitled to retain any such income as a part of the Trustee's agreed compensation hereunder, and such income shall not be or become a part of the assets of the Plan.

ARTICLE IX -- INDEMNIFICATION

     The Employer and the Administrator shall indemnify and hold harmless the Trustee and its shareholders, directors, officers, employees and agents from and against any and all claims, losses, damages, expenses and liabilities (including, without limitation, any amounts paid in settlement and reasonable attorneys' fees) arising either prior to the execution of this agreement, after termination of this agreement, or from the Trustee's action or failure to act under the Plan and Trust, unless such liability arises either from the Trustee's gross negligence, willful misconduct or dishonesty in the performance of its duties, or from the Trustee's violation of the standard of conduct to which it is subject under Article V.A. above. The exception to indemnification contained in the last clause of the preceding sentence shall not preclude indemnification of the Trustee with respect to any action taken by the Trustee, or any failure to act, if the action taken or the failure to act was directed by the Administrator, the Employer or any investment manager, and the Trustee reasonably relied on such direction.

     The Trustee shall indemnify and hold harmless the Employer and the Administrator, and their respective shareholders, directors, officers, employees and agents, from and against any and all claims, losses, damages, expenses and liabilities (including, without limitation, any amounts paid in settlement and reasonable attorneys' fees) from the Trustee's action or failure to act under the Plan and Trust, to the extent that such liability arises either from the Trustee's gross negligence, willful misconduct or dishonesty in the performance of its duties, or from the Trustee's violation of the standard of conduct to which it is subject under Article V.A. above. The indemnification obligation contained in the preceding sentence shall not extend to any action taken by the Trustee, or any failure to act, if such action taken or failure to act was directed by the Administrator, the Employer or any investment manager, and the Trustee reasonably relied on such direction.

ARTICLE X -- RESIGNATION OR REMOVAL OF TRUSTEE

     The Trustee may resign at any time by giving ninety (90) days' prior written notice to the Employer. The Employer may remove the Trustee at any time by giving written notice to the Trustee. In the case of the resignation or removal of the Trustee, the Employer shall appoint a successor Trustee. Upon the resignation or removal of the Trustee and the appointment of a successor Trustee, the Trustee shall account for the administration of the Trust Fund up to the date of its resignation or removal in the manner provided in Article VI hereof and, upon the approval of such account, shall transfer to the successor Trustee all of the assets then constituting the Trust Fund. The term "Trustee" as used in this Agreement shall be deemed to apply to any successor Trustee acting hereunder.

ARTICLE XI -- AMENDMENT

     The parties hereto may amend in writing all or any part of this Agreement, except Article IV, at any time and from time to time; provided, however, that any amendment shall not be effective until the instrument of amendment has been submitted to the Trustee and the Trustee shall have executed such instrument.

ARTICLE XII -- TERMINATION OF AGREEMENT

     This Agreement and the Trust hereby created may be terminated at any time by the Employer by written notice, executed and acknowledged so as to authorize it to be recorded in the State of Colorado and delivered to the Trustee. Upon receipt of notice of termination, the Trustee shall, after payment of all expenses incurred in the administration and closing out of the Trust Fund and the compensation to which the Trustee may be entitled, and upon approval of the appropriate governmental or quasi-governmental authorities (if such approval shall be required under applicable law), then distribute the Trust Fund, in cash or such other property to such persons, including any successor trustee, and in such amounts as the Administrator shall direct.

ARTICLE XIII -- NOTICES

     All notices or other communications required or permitted to be given hereunder by either party to the other shall be in writing and shall be sent to such party by personal delivery or by first class mail, postage prepaid, addressed as follows:

     If to the Administrator/Employer, at

    United States Fire Insurance Company
     305 Madison Avenue
     Morristown, NJ 07960
     Attention: Carl Sullo, Senior Vice President

     If to the Trustee, at

     AMVESCAP National Trust Company
     c/o R. Eric Starr
     INVESCO Retirement Services
     400 Colony Square, Suite 2200
     1201 Peachtree St., N.E.
     Atlanta, GA 30361

     Any such notice or other communication shall be deemed received by the party to whom sent upon the earlier of actual receipt or three days after mailing as aforesaid. Any party hereto may change such address for delivery of notices and other communications by giving notice in the manner set forth above.

ARTICLE XIV -- APPLICABLE LAW

     This Agreement shall be construed in accordance with ERISA and, to the extent not preempted by ERISA, the laws of the State of Colorado.

ARTICLE XV -- SUCCESSORS

     This Agreement shall be binding upon the respective successors and assigns of the Employer and the Trustee.

     IN WITNESS WHEREOF, the parties and the Trustee have caused this instrument to be executed as of the day and year first above written.

                                          UNITED STATES FIRE INSURANCE COMPANY

                                               By  /s/ CARL SULLO
                                                   ------------------------------------------
                                                   Title:

                                               By  /s/ VALERIE GASPARIK
                                                   ------------------------------------------
                                                   Title: Secretary

                                               AMVESCAP NATIONAL TRUST COMPANY

                                               By  /s/ R. ERIC STARR
                                                   ------------------------------------------